UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(D) of
The Securities Act of 1934

Date of Report (Date of earliest event reported)    March 21, 2005

WORLDGATE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25755	23-2866697
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Tremont Avenue

Trevose, Pennsylvania  19053

(Address of Principal Executive Offices)     (Zip Code)

(215) 354-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 21, 2005, WorldGate Communications, Inc. reported its earnings for the fiscal year and quarter ended December 31, 20045. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation’s related press release dated March 21, 2005.

The information in this report is being furnished, not filed. Accordingly, the information in this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference, or otherwise subject to any of the liabilities of Section 18 of the Securities Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by WorldGate Communications, Inc. on March 21, 2005.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Corporation’s expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in the Corporation’s latest Annual Report on Form 10-K, and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Date:	March 30, 2005	/s/ Randall J. Gort

Randall J. Gort
Secretary